APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
                   EACH OF THE MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO
                            Dated as of March 1, 2010

The following is a list of Funds for which the Custodian shall serve under the Custodian Agreement dated as of July 1, 2001 (the "Agreement"):


                                PIONEER BOND FUND
                      PIONEER DIVERSIFIED HIGH INCOME TRUST
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                         PIONEER EQUITY OPPORTUNITY FUND
                           PIONEER FLOATING RATE TRUST
                                  PIONEER FUND
                         PIONEER FUNDAMENTAL GROWTH FUND
                            PIONEER HIGH INCOME TRUST
                             PIONEER HIGH YIELD FUND

        PIONEER IBBOTSON ALLOCATION SERIES, a series trust consisting of:
                   PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
                  PIONEER IBBOTSON CONSERVATIVE ALLOCATION FUND
                     PIONEER IBBOTSON GROWTH ALLOCATION FUND
                    PIONEER IBBOTSON MODERATE ALLOCATION FUND

                            PIONEER INDEPENDENCE FUND
                           PIONEER MID CAP VALUE FUND

            PIONEER MONEY MARKET TRUST, a series trust consisting of:
                           PIONEER CASH RESERVES FUND

                       PIONEER MUNICIPAL HIGH INCOME TRUST
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST

                           PIONEER REAL ESTATE SHARES
                              PIONEER RESEARCH FUND

              PIONEER SERIES TRUST I, a series trust consisting of:
                               PIONEER GROWTH FUND
                    PIONEER INTERMEDIATE TAX FREE INCOME FUND
                     PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                     PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                       PIONEER SELECT MID CAP GROWTH FUND

             PIONEER SERIES TRUST II, a series trust consisting of:
                         PIONEER AMT-FREE MUNICIPAL FUND
                        PIONEER GROWTH OPPORTUNITIES FUND
                       PIONEER TAX FREE MONEY MARKET FUND

             PIONEER SERIES TRUST III, a series trust consisting of:
                            PIONEER CULLEN VALUE FUND

             PIONEER SERIES TRUST IV, a series trust consisting of:
                          PIONEER CLASSIC BALANCED FUND
                         PIONEER GOVERNMENT INCOME FUND
                     PIONEER INSTITUTIONAL MONEY MARKET FUND
                         PIONEER TREASURY RESERVES FUND

              PIONEER SERIES TRUST V, a series trust consisting of:
                           PIONEER GLOBAL EQUITY FUND
                       PIONEER HIGH INCOME MUNICIPAL FUND
                         PIONEER DISCIPLINED GROWTH FUND
                         PIONEER DISCIPLINED VALUE FUND

             PIONEER SERIES TRUST VI, a series trust consisting of:
                           PIONEER FLOATING RATE FUND
                      PIONEER MULTI-ASSET REAL RETURN FUND


                      PIONEER CAYMAN COMMODITY FUND LTD (a
               wholly-owned subsidiary of Pioneer Multi Asset Real
                                  Return Fund)


 PIONEER SERIES TRUST VII (formerly Pioneer Global High Yield), a series trust consisting of:
                       PIONEER GLOBAL AGGREGATE BOND FUND
                     PIONEER GLOBAL DIVERSIFIED EQUITY FUND
                         PIONEER GLOBAL HIGH YIELD FUND

                PIONEER SERIES TRUST VII, a series consisting of:
                        PIONEER INTERNATIONAL VALUE FUND


                         PIONEER SHORT TERM INCOME FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                               PIONEER VALUE FUND

         PIONEER VARIABLE CONTRACTS TRUST, a series trust consisting of:
                           PIONEER BOND VCT PORTFOLIO
                       PIONEER CULLEN VALUE VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                       PIONEER EQUITY INCOME VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                   PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                PIONEER IBBOTSON GROWTH ALLOCATION VCT PORTFOLIO
               PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                    PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on its behalf.

Each of the open-end management            BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By:      ___________________               By:    _____________________
Name: Christopher J. Kelley                Name:
Title:   Assistant Secretary               Title: